NVIT Form N-SAR 6/30/2014
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser
BlackRock Investment Management, LLC

Nationwide Fund
NVIT Bond Index Fund
Issuer Textron Inc.

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$6,250,000/ $350,000,000

Commission or % of Offering 0.650%

Purchase Date
1/23/2014

Adviser / Sub-Adviser
BlackRock Investment Management, LLC

Nationwide Fund
NVIT Bond Index Fund
Issuer
Goldman Sachs Group Inc.

Underwriter/ Affiliated Participant Underwriter

Goldman Sachs & Co./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$150,000,000/ $3,000,000,000

Commission or % of Offering
0.450%

Purchase Date
2/26/2014

Adviser / Sub-Adviser
BlackRock Investment Management, LLC

Nationwide Fund
NVIT Bond Index Fund
Issuer
Verizon Communications Inc.

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$70,650,000/ $1,250,000,000

Commission or % of Offering 0.750%

Purchase Date
3/10/2014

Adviser / Sub-Adviser
BlackRock Investment Management, LLC

Nationwide Fund
NVIT Bond Index Fund
Issuer
Deutsche Bank AG (London Branch)

Underwriter/ Affiliated Participant Underwriter

Deutsche Bank Securities, Inc./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$150,000,000/ $1,600,000,000

Commission or % of Offering 0.350%

Purchase Date
5/22/2014

Adviser / Sub-Adviser
BlackRock Investment Management, LLC

Nationwide Fund
NVIT Bond Index Fund
Issuer
Goldman Sachs Group Inc.

Underwriter/ Affiliated Participant Underwriter

Goldman Sachs & Co./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$225,000,000/ $2,250,000,000

Commission or % of Offering
0.450%

Purchase Date
6/30/2014

Adviser / Sub-Adviser
HighMark Capital Management, Inc.

Nationwide Fund
NVIT Enhanced Income Fund
Issuer

McKesson 0% September 2015 Floating Rate Note

Underwriter/ Affiliated Participant Underwriter

Goldman Sachs & Co./
Mitsubishi UFJ Securities (USA), Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$1,000,000/ $400,000,000

Commission or % of Offering
0.15%

Purchase Date
3/5/2014

Adviser / Sub-Adviser
HighMark Capital Management, Inc.

Nationwide Fund
NVIT Enhanced Income Fund
Issuer Nissan Auto Receivables 2014-A A-2 Note

Underwriter/ Affiliated Participant Underwriter Merrill Lynch/
Mitsubishi UFJ Securities (USA), Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$4,000,000/ $1,000,000,000

Commission or % of Offering
0.16%

Purchase Date
2/11/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer Care.com IPO

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$1,156,000/ $90,950,000

Commission or % of Offering $1.19

Purchase Date
1/23/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
Inogen Inc IPO

Underwriter/ Affiliated Participant Underwriter
Leerink Partners/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,203,200/ $70,588,208

Commission or % of Offering $1.12

Purchase Date
2/14/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
Q2 Holdings, Inc. IPO

Underwriter/ Affiliated Participant Underwriter
Stifel/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$3,473,600/ $100,891,310

Commission or % of Offering $0.91

Purchase Date 3/20/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
RSP Permian, Inc. IPO

Underwriter/ Affiliated Participant Underwriter
Barclays/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$17,832,750/ $390,000,000

Commission or % of Offering $1.12125

Purchase Date 1/17/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer Talmer Bancorp, Inc. IPO

Underwriter/ Affiliated Participant Underwriter
Keefe, Bruyette & Woods/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$4,228,900/ $202,222,215

Commission or % of Offering $0.91

Purchase Date 2/12/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
Ultragenyx Pharmaceutical Inc. IPO

Underwriter/ Affiliated Participant Underwriter

Morgan Stanley/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$4,586,400/ $120,967,749

Commission or % of Offering $1.47

Purchase Date 1/31/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
Century Communities, Inc. IPO

Underwriter/ Affiliated Participant Underwriter
FBR/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$5,306,100/ $103,040,000

Commission or % of Offering
$1.61

Purchase Date
6/17/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer Five9, Inc. IPO

Underwriter/ Affiliated Participant Underwriter

Barclays/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$1,565,900/ $70,000,000

Commission or % of Offering
$0.49

Purchase Date 4/04/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer GoPro, Inc. IPO

Underwriter/ Affiliated Participant Underwriter Citigroup/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,815,200/ $427,200,000

Commission or % of Offering $1.44

Purchase Date 6/26/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
Imprivata, Inc. IPO

Underwriter/ Affiliated Participant Underwriter Piper Jaffray/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,088,000/ $75,000,000

Commission or % of Offering $1.05

Purchase Date 6/25/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
La Quinta Holdings, Inc. IPO

Underwriter/ Affiliated Participant Underwriter

Morgan Stanley/
JPMorgan Securities LLC.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$22,965,300/ $650,250,000

Commission or % of Offering $0.85

Purchase Date 4/08/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
Markit Ltd. IPO

Underwriter/ Affiliated Participant Underwriter Morgan Stanley/
JP Morgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$15,604,800/ $1,283,336,472

Commission or % of Offering
$0.96

Purchase Date
6/18/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
The Michaels Companies, Inc. IPO

Underwriter/ Affiliated Participant Underwriter Goldman Sachs & Co./
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$4,063,000/ $472,222,226

Commission or % of Offering
$0.95625

Purchase Date
6/27/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer

Moelis & Company IPO

Underwriter/ Affiliated Participant Underwriter Goldman Sachs & Co./
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$23,752,500/ $162,500,000

Commission or % of Offering
$1.75

Purchase Date
4/16/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer Parsley Energy, Inc. IPO

Underwriter/ Affiliated Participant Underwriter Credit Suisse/
JP Morgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$1,714,950/ $925,000,000

Commission or % of Offering
$1.0175

Purchase Date 5/23/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
Paycom Software, Inc. IPO

Underwriter/ Affiliated Participant Underwriter
Barclays/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$3,979,500/ $99,675,000

Commission or % of Offering
$1.05

Purchase Date
4/15/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
ServiceMaster Global Holdings, Inc. IPO

Underwriter/ Affiliated Participant Underwriter

Credit Suisse/ JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$32,437,700/ $610,300,000

Commission or % of Offering
$0.85

Purchase Date
6/26/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer
TriVascular Technologies, Inc. IPO

Underwriter/ Affiliated Participant Underwriter

Credit Suisse/JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,125,200/ $78,000,000

Commission or % of Offering

$0.84

Purchase Date
4/16/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Small Cap Value Fund

Issuer ZS Pharma, Inc. IPO

Underwriter/ Affiliated Participant Underwriter

Credit Suisse/JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$1,234,800/ $106,999,992

Commission or % of Offering

$1.26

Purchase Date
6/18/2014

Adviser / Sub-Adviser

JPMorgan Investment Management Inc.

Nationwide Fund NVIT Multi-Manager Large Cap Value Fund

Issuer

Exelon Corporation (EXC) Secondary Offering

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./BNY Mellon Capital Markets, LLC (Co-Manager)

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,767,450/ $1,750,000,000

Commission or % of Offering

$1.05

Purchase Date
6/12/2014

Adviser / Sub-Adviser Wells Capital Management

Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund

Issuer IHS Inc

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./Merrill Lynch, Pierce, Fenner & Smith Incorporated,
RBC Capital Markets, LLC, Wells Fargo Securities, LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$92,800,000/ $464,000,000

Commission or % of Offering

2.000% or $2.320

Purchase Date
1/15/2014

Adviser / Sub-Adviser Wells Capital Management

Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund

Issuer
Colfax Corporation
Underwriter/ Affiliated Participant Underwriter

B of A Merrill Lynch/Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Citigroup Global Markets Inc., Deutsche Bank Securities Inc.,
Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc.,
J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc.,
RBS Securities Inc., Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc.,
Wells Fargo Securities, LLC, Monness, Crespi, Hardt & Co., Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$9,281,250/ $550,000,000

Commission or % of Offering 3.500% or $2.406

Purchase Date

2/13/2014

Adviser / Sub-Adviser Wells Capital Management

Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund

Issuer
Costar Group Inc
Underwriter/ Affiliated Participant Underwriter

J. P. Morgan Securities LLC/Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Citigroup Global Markets Inc., SunTrust Robinson Humphrey, Inc.,
Wells Fargo Securities, LLC, Needham & Company, LLC,
Stephens Inc.,  William Blair & Company, L.L.C.,
JMP Securities LLC, B. Riley & Co. LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$19,200,000/ $480,000,000

Commission or % of Offering 4.000% or $6.400

Purchase Date 6/6/2014

Adviser / Sub-Adviser Wells Capital Management

Nationwide Fund NVIT Multi-Manager Mid-Cap Growth Fund

Issuer

Michaels Companies Inc.
Underwriter/ Affiliated Participant Underwriter
Goldman Sachs/J. P. Morgan Securities LLC,
Goldman, Sachs & Co., Barclays Capital Inc.,
Deutsche Bank Securites Inc., Bank of America Merrill Lynch,
Credit Suisse Securities (USA) LLC, Morgan Stanley and Co. LLC,
Wells Fargo Securities LLC, Guggenheim Securities LLC,
Macquarie Capital (USA) Inc., Nomura Securities North America LLC,
Raymond James, Stephens, SunTrust Robinson Humphrey Inc.,
Ramirez & Co., Inc., Telsey Advisory Group LLC,
Williams Capital Group LP

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$3,400,000/$472,222,226

Commission or % of Offering 5.625% or $0.956

Purchase Date 6/27/2014

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